Exhibit 99.1

Joint Filer Information

Name of Joint Filer:
HNA Group Co., Ltd.

Address of Joint Filer:
HNA Building
No. 7 Guoxing Road
Haikou, P.R.C 570203

Relationship of Joint Filer to Issuer
10% Owner (1)

Issuer Name and Ticker or Trading Symbol:
Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring Statement
(Month/Day/Year):

April 13, 2018
Designated Filer:
HNA Tourism Group Co., Ltd.

Signature:

HNA Group Co., Ltd.

By:   /s/ TAN Xiangdong

Name: TAN Xiangdong

Title: Chief Executive
Officer

Date: April 13, 2018

(1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA
HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV  III"), HNA
Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism Group Co., Ltd.
("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK.
HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a majority-owned subsidiary of HNA Group.

Joint Filer Information

Name of Joint Filer:
HNA Tourism (HK) Group Co., Ltd.

Address of Joint Filer:
HNA Building
No. 7 Guoxing Road
Haikou, P.R.C 570203

Relationship of Joint Filer to Issuer
10% Owner (1)

Issuer Name and Ticker or Trading Symbol:
Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring Statement
(Month/Day/Year):

April 13, 2018
Designated Filer:
HNA Tourism Group Co., Ltd.

Signature:

HNA Tourism (HK) Group Co., Ltd.

By: /s/ TIAN Jianjun

Name: TIAN Jianjun

Title: Director

Date: April 13,
2018

(1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA
HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV  III"), HNA
Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism Group Co., Ltd.
("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK.
HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a majority-owned subsidiary of HNA Group.

Joint Filer Information

Name of Joint Filer:
HNA HLT Holdco III Limited

Address of Joint Filer:
HNA Building
No. 7 Guoxing Road
Haikou, P.R.C 570203

Relationship of Joint Filer to Issuer
10% Owner (1)

Issuer Name and Ticker or Trading Symbol:
Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring Statement
(Month/Day/Year):

April 13, 2018
Designated Filer:
HNA Tourism Group Co., Ltd.

Signature:

HNA HLT Holdco III Limited

By: /s/ WANG Xun

Name: WANG Xun

Title: Director

Date: April 13, 2018

(1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA
HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV  III"), HNA
Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism Group Co., Ltd.
("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK.
HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a majority-owned subsidiary of HNA Group.

Joint Filer Information

Name of Joint Filer:
HNA HLT Holdco II LLC

Address of Joint Filer:
HNA Building
No. 7 Guoxing Road
Haikou, P.R.C 570203

Relationship of Joint Filer to Issuer
10% Owner (1)

Issuer Name and Ticker or Trading Symbol:
Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring Statement
(Month/Day/Year):

April 13, 2018
Designated Filer:
HNA Tourism Group Co., Ltd.

Signature:

HNA HLT Holdco II LLC

By:/s/ ZHAO Ying

Name: ZHAO Ying

Title: Manager

Date: April 13, 2018

(1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by HNA
HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV  III"), HNA
Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism Group Co., Ltd.
("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK.
HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a majority-owned subsidiary of HNA Group.

Joint Filer Information

Name of Joint Filer:
HNA HLT Holdco I LLC

Address of Joint Filer:
HNA Building
No. 7 Guoxing Road
Haikou, P.R.C 570203

Relationship of Joint Filer to Issuer
10% Owner (1)

Issuer Name and Ticker or Trading Symbol:
Hilton Worldwide Holdings Inc. (HLT)

Date of Event Requiring Statement
(Month/Day/Year):

April 13, 2018
Designated Filer:
HNA Tourism Group Co., Ltd.

Signature:

HNA HLT Holdco I LLC

By: /s/ ZHAO Ying

Name: ZHAO Ying

Title: Manager

Date: April 13, 2018

 (1) Directly owned by HNA HLT Holdco I LLC ("SPV I") and indirectly owned by
HNA HLT Holdco II LLC ("SPV II"), HNA HLT Holdco III Limited ("SPV  III"), HNA
Tourism (HK) Group Co., Ltd. ("HNA Tourism HK"), HNA Tourism Group Co., Ltd.
("HNA Tourism") and HNA Group Co., Ltd. ("HNA Group"). SPV I is a wholly-owned subsidiary of SPV II. 100% of the voting equity interests of SPV II are controlled by SPV III. SPV III is a wholly-owned subsidiary of HNA Tourism HK.
HNA Tourism HK is a wholly-owned subsidiary of HNA Tourism. HNA Tourism is a majority-owned subsidiary of HNA Group.

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